November 21, 2011

The CUSHING® MLP PREMIER FUND
Supplement to the Prospectus and Statement of Additional Information
dated March 30, 2011

Effective immediately, this supplement makes the following change to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Replacement of Independent Registered Public Accounting Firm
Effective November 18, 2011, Ernst & Young LLP, located at One Victory Park, 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, was approved by the Board of Trustees to replace Deloitte & Touche LLP as Independent Registered Public Accounting Firm to The Cushing MLP Premier Fund.  Accordingly, all references to Deloitte & Touche LLP are, therefore, removed from the Prospectus and SAI.

Please retain this Supplement with your SAI for future reference.